SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 FORM 8-K
                              CURRENT REPORT

     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934:

     Date of Report (Date of earliest event reported):

                            October 17, 2003

                             CAGLE'S, INC.
          (Exact name of registrant as specified in its charter)

      GEORGIA                     1-7138                   58-0625713
(State of Incorporation)   (Commission File Number)   (IRS Employer ID No.)

2000 Hills Avenue, N.W., Atlanta, Ga.          30318
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (404) 355-2820


Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         N/A

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         N/A

Item. 3. BANKRUPTCY OR RECEIVERSHIP.

         N/A

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         N/A

Item 5.  OTHER EVENTS.

         On October 17, 2003, Cagle's, Inc. signed a letter of intent with Wayne Farms LLC to sell Cagle's Perry, Georgia based poultry processing complex, consisting of a processing plant in Perry and a feed mill and hatchery in Forsyth, Georgia, for $45,000,000. The letter of intent is nonbinding, but contemplates that the parties will use their best efforts to sign a binding agreement and close the transaction no later than January 31, 2004.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         N/A

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         N/A


Item 8.  CHANGE IN FISCAL YEAR.

         N/A

Item 9.  REGULATION FD DISCLOSURE.

         N/A


SIGNATURES:
 Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: October 17, 2003
                                                     Cagle's, Inc.
                                                     (Registrants)

                                                     /S/ Kenneth R. Barkley

                                                     Kenneth R. Barkley
                                                     Senior Vice President
                                                     Finance/Treasurer/CFO